UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2025

INFLECTION POINT ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41711	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

167 Madison Avenue Suite 205 #1017

New York, New York 10016

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 476-6908

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	IPXXU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	IPXX	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	IPXXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Forward Purchase Agreement

As previously disclosed on August 21, 2024, Inflection Point Acquisition Corp. II (“Inflection Point”), USA Rare Earth, LLC (“USARE”) and IPXX Merger Sub, LLC (“Merger Sub”) entered into that certain Business Combination Agreement, dated as of August 21, 2024 (as amended on November 12, 2024 and January 30, 2025, the “Business Combination Agreement” and the transactions contemplated by the Business Combination Agreement, the “Business Combination”). The Business Combination will result in a combined company whereby Inflection Point will be renamed USA Rare Earth, Inc. (“New USARE”) and become the manager of USARE, and substantially all of the assets and the business of the combined company will be held and operated by USARE and its subsidiaries.

On March 11, 2025, Inflection Point and USARE entered into (i) a forward purchase agreement with Harraden Circle Investors LP, Harraden Circle Special Opportunities LP and Harraden Circle Strategic Investments LP (collectively, “Harraden,” and such agreement, the “Harraden Forward Purchase Agreement”), (ii) a forward purchase agreement with Newtyn TE Partners, LP and Newtyn Partners, LP (collectively, “Newtyn,” and such agreement, the “Newtyn Forward Purchase Agreement”), and (iii) a forward purchase agreement with L1 Capital Global Opportunities Master Fund (“L1,” and such agreement, the “L1 Forward Purchase Agreement,” and together with the Harraden Forward Purchase Agreement and the Newtyn Forward Purchase Agreement, the “Forward Purchase Agreements”), each for over-the-counter Equity Prepaid Forward Transactions (each, a “Forward Purchase Transaction” and, together, the “Forward Purchase Transactions”). Each Forward Purchase Agreement amended, restated and superseded in its entirety a separate forward purchase agreements with each of the Sellers, dated March 10, 2025, which had identical terms to those described herein, except that the Reset Price (as defined in the Forward Purchase Agreements) was not subject to the floor price described below. For purposes of the Forward Purchase Agreements, each of Harraden, Newtyn and L1 are referred to, individually, as a “Seller” and, collectively, as the “Sellers”). For purposes of the Forward Purchase Agreements, Inflection Point and New USARE are referred to as the “Counterparty” prior to and after the Business Combination, respectively.

Pursuant to the terms of the Forward Purchase Agreements, (i) Harraden has agreed to hold up to 892,825 Class A ordinary shares, par value $0.0001 per share, of Inflection Point (“Inflection Point Shares”), (ii) Newtyn has agreed to hold up to 700,000 Inflection Point Shares, and (iii) L1 has agreed to hold up to 297,669 Inflection Point Shares in connection with the closing of the Business Combination (the “Closing”). For purposes of the Forward Purchase Agreements, the Inflection Point Shares held by each Seller are referred to as such Seller’s “FPA Shares.” Each Seller, acting separately and solely for its own account, may, if necessary, (i) reverse its previous election to redeem its Inflection Point Shares in connection with the Business Combination pursuant to the redemption rights set forth in Inflection Point’s amended and restated memorandum and articles of association or (ii) purchase Inflection Point Shares through a broker in the open market from holders of Inflection Point Shares (other than Inflection Point), including from holders who have previously elected to redeem their Inflection Point Shares in connection with the Business Combination pursuant to the redemption rights set forth in Inflection Point’s amended and restated memorandum and articles of association. The aggregate number of shares subject to each Forward Purchase Agreement (the “Number of Shares”) will be the aggregate number of FPA Shares as notified to Counterparty by the applicable Seller, but in no event more than such Seller’s number of FPA Shares set forth above. The Number of Shares is subject to reduction following the full or partial optional early termination of the Forward Purchase Agreements as described below.

Each Forward Purchase Agreement provides that no later than the earlier of (a) one business day after the Closing and (b) the date any assets from Inflection Point’s trust account are disbursed in connection with the Business Combination, the Seller under such Forward Purchase Agreement will be paid directly, out of the funds held in Inflection Point’s trust account, an amount (the “Prepayment Amount”) equal to the product of (i) the Number of Shares and (ii) an amount (the “Initial Price”) equal to the redemption price per share payable to investors who elected to redeem in connection with the Business Combination.

From time to time on any day the Nasdaq is open for trading following the date of the Closing (any such date, an “OET Date”), each Seller may, in its absolute discretion, elect to sell any and all FPA Shares it owns. Any such sale shall automatically terminate such Seller’s Forward Purchaser Transaction in whole or in part with respect to any such number of sold shares. Seller shall, on any day of such OET Date, give written notice to the Counterparty of such termination and specify the number of sold FPA Shares (such quantity, the “Terminated Shares”). As of each OET Date, the Counterparty shall be entitled from Seller, and the Seller shall pay to the Counterparty, an amount equal to the product of (a) the then in effect Reset Price (as defined in the Forward Purchase Agreement and subject to a floor of $4.00) and (b) the number of Terminated Shares.

Each Forward Purchase Agreement’s maturity date will be the date 90 days after the Closing (the “Maturity Date”). Upon the occurrence of the Maturity Date, in exchange for delivery of the then Number of Shares under each Forward Purchase Transaction, the Counterparty shall pay each Seller an amount (the “Maturity Consideration”) equal to (i) the number of FPA Shares less the number of Terminated Shares multiplied by (ii) the Initial Price. The Seller will retain the Maturity Consideration from the Prepayment Amount paid by the Counterparty to the Seller.

Each Forward Purchase Agreements may each be terminated by any of the parties thereto if any of the following events occur: (a) failure to consummate the Business Combination on or before the Outside Date (as defined in the Business Combination Agreement), as such Outside Date may be amended or extended from time to time, (b) termination of the Business Combination Agreement prior to the Closing, (c) it being, or, as a consequence of a change in law, regulation or interpretation, it becomes or will become, unlawful for the Seller to perform any of its obligations contemplated by a Forward Purchase Agreement, or (d) upon the occurrence of any Material Adverse Change (as defined in the Forward Purchase Agreements) of the Counterparty (each of such events, an “Additional Termination Event”). Upon any termination that occurs following the closing of the Business Combination due to clauses (c) or (d) above, Counterparty shall be obligated to promptly accept for redemption all of Seller’s Shares in exchange for the Initial Price.

The Counterparty has agreed to indemnify and hold harmless each Seller, its affiliates, assignees and other parties described therein (the “Seller Indemnified Parties”) from and against any and all losses, incurred by or asserted against such Seller Indemnified Party arising out of, in connection with, or relating to, any breach of any covenant or representation made by the Counterparty in the Forward Purchase Agreement, or regulatory filings made by the Counterparty related to the Forward Purchase Transaction (other than as relates to any information provided by or on behalf of the other party or its affiliates) and reimburse the Seller Indemnified Parties for their reasonable expenses incurred in connection with such liabilities, subject to certain exceptions described therein, and has agreed to contribute to any amounts required to be paid by any Seller Indemnified Parties if such indemnification is unavailable or insufficient to hold such party harmless. Each Seller has, severally and not jointly, agreed to indemnify and hold harmless the Counterparty, its affiliates, assignees and other parties described therein (the “Counterparty Indemnified Parties”) from and against any and all losses, incurred by or asserted against such Counterparty Indemnified Party arising out of, in connection with, or relating to, any breach of any covenant or representation made by such Seller in the Forward Purchase Agreement, or regulatory filings made by such Seller related to the Forward Purchase Transaction (other than as relates to any information provided by or on behalf of the other party or its affiliates) and reimburse the Counterparty Indemnified Parties for their reasonable expenses incurred in connection with such liabilities, subject to certain exceptions described therein, and has agreed to contribute to any amounts required to be paid by any Counterparty Indemnified Parties if such indemnification is unavailable or insufficient to hold such party harmless.

Each Seller’s non-redemption of any FPA Shares in connection with the Business Combination may reduce the number of Inflection Point Shares redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination. Each Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934.

The foregoing summary of the Forward Purchase Agreements is qualified in its entirety by reference to the text of the form of Forward Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, without limitation, statements regarding or similar to: estimates and forecasts of financial and operational metrics; plans, goals, ambitions, targets, projections, future business and operations regarding future mining capabilities, operations, manufacturing capacity and plant performance; projections of market opportunity and market share; USARE’s commercialization costs and timeline; USARE’s ability to timely and effectively meet construction and mining timelines and scale its production and manufacturing processes; USARE’s ability to maintain, protect, and enhance its intellectual property; development of favorable regulations and government demand, contracts, and incentives affecting the markets in which USARE operates; USARE’s ability to receive and/or maintain the necessary permits and other government approvals necessary to operate its business; any estimates with respect to the rare earth and critical element and mineral deposits in the Texas Round Top deposit; Inflection Point’s and USARE’s expectations with respect to future performance of USARE’s (and, after the Business Combination, the combined company’s) business; the expected funding of any investments prior to or concurrently with the Business Combination, to the extent they remain unfunded; anticipated financial impacts of the Business Combination; the satisfaction of the closing conditions to the Business Combination; and the timing of the completion of the Business Combination. For example, any projections of future enterprise value, revenue, market share, and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “potential,” “predict,” “should,” or “will,” or, or the negatives of these terms or variations of them or similar terminology, although not all forward-looking statements contain such identifying words.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Inflection Point, USARE and their respective managements, as the case may be, are inherently uncertain. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Inflection Point and USARE. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political conditions, and in applicable laws and regulations, (2) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements and any negotiations with respect to the Business Combination; (3) the outcome of any legal proceedings that have or may be instituted against Inflection Point, USARE, the combined company, or others; (4) the inability to complete the Business Combination due to the failure to satisfy other conditions to closing; (5) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (6) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of Inflection Point or USARE, including as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things: competition, the ability of the combined company to grow and manage growth profitably, the ability of the combined company to build or maintain relationships with customers and suppliers and retain its management and key employees, the supply and demand for rare earth minerals, the timing and amount of future production, costs of production, capital expenditures and requirements for additional capital, timing of future cash flow provided by operating activities, if any, uncertainty in any mineral estimates, uncertainty in any geological, metallurgical, and geotechnical studies and opinions, and transportation risks; (9) costs related to the Business Combination; (10) the possibility that USARE or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; (12) risks related to the development of USA Rare Earth’s magnet production facility and the timing of expected production milestones, and (13) other risks and uncertainties set forth in the definitive proxy statement/prospectus, the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” and similar sections in Inflection Point’s final prospectus relating to its initial public offering dated May 24, 2023, and in subsequent Inflection Point filings with the SEC, including the definitive proxy statement/prospectus relating to the Business Combination filed by Inflection Point, and any periodic Exchange Act reports filed with the SEC such as its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The recipient of this communication should carefully consider the foregoing risk factors and the other risks and uncertainties which are more fully described in the “Risk Factors” section of the definitive proxy statement/prospectus s and other documents filed by Inflection Point from time to time with the SEC. If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Inflection Point nor USARE presently know or that they currently believe are immaterial that could also cause actual results to differ from contained in the forward-looking statements. In addition, forward-looking statements reflect Inflection Point and USARE’s expectations, plans, or forecasts of future events and views as of the date of this communication. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. These forward-looking statements speak only as of the date of this communication. Inflection Point, USARE, and their respective representatives and affiliates specifically disclaim any obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Accordingly, these forward-looking statements should not be relied upon as representing Inflection Point’s, USARE’s, or any of their respective representatives or affiliates’ assessments as of any date subsequent to the date of this communication, and therefore undue reliance should not be placed upon the forward-looking statements. This communication contains preliminary information only, is subject to change at any time, and is not, and should not be assumed to be, complete or constitute all of the information necessary to adequately make an informed decision regarding any potential investment in connection with the Business Combination.

No Offer

This Current Report on Form 8-K is for informational purposes only and shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be effected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this presentation.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

10.1	Form of Forward Purchase Agreement.

104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFLECTION POINT ACQUISITION CORP. II

Date: March 11, 2025	By:	/s/ Michael Blitzer
	Name:	Michael Blitzer
	Title:	Chairman and Chief Executive Officer
(Principal Executive Officer)